EXHIBIT 23.2

                   CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the inclusion in this Form 10-K/A-1 of Telephone and Data Systems, Inc., of our report, which includes explanatory paragraphs relating to contingencies, dated February 4, 1994, except for the information presented in paragraphs three, five and six of Note 9, as to which the date is October 17, 1994, on our audits of the financial statements of the Los Angeles SMSA Limited Partnership as of December 31, 1993 and 1992, and for each of the three years in the period ended December 31, 1993; such financial statements are not included separately in this Form 10-K/A-1.

                                         COOPERS & LYBRAND L.L.P.

   Newport Beach, California
   November 2, 1994

                   CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the inclusion in this Form 10-K of Telephone and Data Systems, Inc., of our reports dated February 11, 1994, February 11, 1993 and February 10, 1992, which included an explanatory paragraph relating to a change in accounting method, on our audits of the financial statements of the Nashville/Clarksville MSA Limited
   Partnership as of December 31, 1993, 1992 and 1991, and for the years ended December 31, 1993, 1992 and 1991; such financial statements are not included separately in this Form 10-K.

                                         COOPERS & LYBRAND L.L.P.

   Atlanta, Georgia
   November 2, 1994

                   CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the inclusion in this Form 10-K of Telephone and Data Systems, Inc., of our reports dated
   February 11, 1994, February 11, 1993 and February 10, 1992, which included an explanatory paragraph relating to a change in accounting method, on our audits of the financial statements of the Baton Rouge MSA Limited Partnership as of December 31, 1993, 1992 and 1991, and for the years ended
   December 31, 1993, 1992 and 1991; such financial statements are not included separately in this Form 10-K.

                                         COOPERS & LYBRAND L.L.P.

   Atlanta, Georgia
   November 2, 1994